Exhibit 10.1

Form of Subscription Agreement for Accredited Investors

(Canadian and Non-US Residents)

NON-BROKERED PRIVATE PLACEMENT OF UNITS

SUBSCRIPTION AGREEMENT

INSTRUCTIONS

1.	Complete and sign the Execution Page (which follows this cover page) of the Subscription Agreement.

2.	Complete and sign Exhibit 1 (Certificate of Accredited Investors) and initial next to the appropriate category in Appendix “A” to Exhibit 1 and complete and sign Appendix “B” to Exhibit 1 (Form 45-106F9), if you are an individual accredited investor required to do so.

3.	Provide payment of the purchase price in Canadian dollars by delivering a certified cheque or bank draft made payable to “Fasken Martineau DuMoulin LLP in trust” to Fasken Martineau, 333 Bay Street, Suite 2400, Bay Adelaide Centre, Box 20, Toronto, ON M5H 2T6, Attention: or by wire transfer according to the wire instructions below, representing the full subscription price payable by the Subscriber for the Units set out on the first page of this Subscription Agreement:

Currency:
Bank Name:
Bank Address:
Transit Number:
Institution Number:
Swift Code:
Beneficiary:
Beneficiary Address:
Beneficiary Account Number:
Payment Details

Any associated wire transfer fees are the responsibility of the subscriber.

Subscribers will subscribe for a fixed dollar amount with the number of units to be determined with reference to prevailing market prices and applicable foreign exchange rates.

4.	Return a completed and originally executed copy of this Subscription Agreement and the other documents required to be delivered with it (including payment of the subscription price) by no later than 4:00 p.m. on Wednesday, October 26, 2022 to Fasken Martineau DuMoulin LLP, 333 Bay Street, Suite 2400, Bay Adelaide Centre, Toronto, ON M5H 2T6, Attention: .

EXECUTION PAGE - SUBSCRIPTION FOR UNITS

TO:          Edesa Biotech, Inc. (the “Corporation”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Edesa Biotech, Inc. (the “Corporation”) that number of units of the Corporation (individually, a “Unit” and collectively, the “Units”) as will be equal to the Aggregate Subscription Price set out below divided by the Unit Price. The “Unit Price” shall be the lower of (i) (A) 100% of the “Official Closing Price” of the Corporation’s common shares (the “Common Shares”) on the NASDAQ Capital Market (“NASDAQ”) on the Closing Date (as defined herein) and (ii) the average of each of the five trailing closing prices of the Common Shares set forth under NOCP on Nasdaq.com prior to the Closing Date, in each case expressed in Canadian dollars using the Bank of Canada daily average exchange rate for United States dollars in terms of Canadian dollars on the date prior to the Closing Date (the “Minimum Price”), provided that the Unit Price for officers, directors, employees or consultants shall be made at a price no less than the consolidated closing bid price immediately preceding the Closing Date in accordance with Listing Rule 5635(c) PLUS (ii) US$0.125 (expressed in Canadian dollars using the Bank of Canada daily average exchange rate for United States dollars in terms of Canadian dollars on the date prior to the Closing Date) to account for the sale of the Warrants (as defined below) in accordance with NASDAQ rules.

Each Unit comprises one Common Share, one-half of one whole Class A Common Share purchase warrant (each such Class A Common Share purchase warrant, a “Class A Warrant”), and one-half of one whole Class B Common Share purchase warrant (each such Class B Common Share purchase warrant, a “Class B Warrant”, and collectively with the Class A Warrants, the “Warrants”).

The exercise price of the Class A Warrants shall be 150% of the Minimum Price, and the Class A Warrants shall expire three years from their Initial Exercise Date (as defined herein), upon which date the Class A Warrants shall be exercisable for cash unless a prospectus covering the Common Shares underlying the Class A Warrants is unavailable, in which case the Class A Warrants may be exercised using cashless exercise provisions.

The exercise price of the Class B Warrants shall be equal to the Minimum Price. The Class B Warrants shall expire twelve months from their Initial Exercise Date, upon which date the Class A Warrants shall be exercisable for cash unless a prospectus covering the Common Shares underlying the Class B Warrants is unavailable, in which case the Class B Warrants may be exercised using standard cashless exercise provisions.

The Corporation shall file a registration statement with the SEC within 45 days of the Closing Date (as defined herein) to register the Common Shares and shares issuable upon exercise of the Warrants, and use its best efforts to have the registration statement declared effective within 75 days of the Closing Date, or in the case of review by the SEC, within 105 days of the Closing Date (the date that is the earlier to occur of 60 days from the Closing Date or the date a registration statement for the Common Shares is declared effective, the “Initial Exercise Date”).

The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units” including, without limitation, the representations, warranties and covenants set forth in the applicable Schedules and Exhibits attached thereto (together with this Execution Page, the “Subscription Agreement”). The Subscriber further agrees, without limitation, that the Corporation (and its counsel) may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.

[Execution Pages Follow]

(Name of Subscriber – please print)	Aggregate Subscription Price: CDN$

(Signature of Subscriber or authorized Signatory)
If the Subscriber is signing as agent for a principal, complete the following and ensure that the applicable Exhibit(s) are completed on behalf of such principal (the “Disclosed Principal”), UNLESS the Subscriber is deemed to be purchasing as a principal under National Instrument 45-106 - Prospectus Exemptions (“NI 45-106”) by virtue of being either (i) a trust company or trust corporation acting on behalf of a fully managed account managed by a trust company or trust corporation; or (ii) a person acting on behalf of a fully managed account managed by it, and in each case satisfying the criteria set forth in NI 45-106:

(Official Capacity or Title – please print)

(Please print name of individual whose signature appears
above if different than the name of the Subscriber
printed above.)

(Subscriber’s Address)

(Subscriber’s Address)

(Telephone Number)
(Name of Disclosed Principal)

(E-Mail Address)	(Disclosed Principal’s Address)

Subscriber’s Taxpayer ID / SIN / SSN

Register the Securities as set forth below:	Deliver the Securities as set forth below:

☐ Same as Registered Address (otherwise complete
(Name)	below)

(Account reference, if applicable)	(Name)

(Account reference, if applicable)
(Address)
(Contact Name)

(Address)	(Address)

(Address)

Is the Subscriber (or the Disclosed Principal) an “inider” of the Corporation (as defined in applicable securities laws, which generally	Excluding securities subscribed for in this Agreement, the Subscriber owns, directly or indirectly, or exercises control or direction over:
includes a director, an officer or a 10% shareholder)?	(a) ___________________Common Shares; and
(yes/no):__________________	(b) securities convertible or exercisable into an
Is the Subscriber registered or required to be registered	additional __________________Common Shares.
under applicable securities laws?
(yes/no):__________________

[Signature Page – Edesa October 2022 Subscription Agreement]

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

_____________________, 2022

EDESA BIOTECH, INC.

By:
Name:
Title:

[Signature Page – Edesa October 2022 Subscription Agreement]

TERMS AND CONDITIONS OF SUBSCRIPTION

Terms of the Offering

1.            Irrevocable Subscription; Subject to Acceptance. By signing this Agreement, the Subscriber irrevocably offers to subscribe for the number of Units equal to the aggregate Subscription Price set out on the cover page of this Agreement, divided by the Unit Price. The Corporation may, in its absolute discretion, accept or reject the Subscriber’s subscription for Units set out in this Agreement, in whole or in part, and the Corporation reserves the right to allot to the Subscriber less than the amount of Units subscribed for under this Agreement. This Agreement is not enforceable against the Corporation unless (and except to the extent to which) it has been accepted by the Corporation. The Subscriber waives any requirement of the Corporation to communicate its acceptance of the subscription (in whole or in part) to the Subscriber. The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of the Disclosed Principal) that the subscription for the Units will be made in accordance with and subject to the terms and conditions of this Subscription Agreement.

2.            Return of Funds. The funds for the aggregate subscription price will be held in trust by Fasken Martineau DuMoulin LLP (“Fasken”), counsel to the Corporation, for the benefit of the Subscriber pending closing of the Offering. If the Offering is not completed for any reason, or this Agreement is rejected in whole, any payment delivered on account of the subscription price for the Units will, following receipt by Fasken of written notification from the Corporation of such rejection, be promptly returned to the Subscriber, without interest. If this Agreement is accepted only in part, payment in the amount of any excess payment delivered by the Subscriber to Fasken on account of the subscription price for the Units will, following receipt by Fasken of written notification from the Corporation of such partial acceptance, be promptly delivered to the Subscriber, without interest. No fractions of any Securities (as defined herein) will be issued for any subscription. Any funds in excess of the aggregate Subscription Price for the actual number of Units issued shall be promptly delivered to the Subscriber after Closing. Any return of funds by Fasken hereunder shall be made by the issuance of a cheque sent by regular mail to the Subscriber.

3.            The Offering. The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of the Disclosed Principal) that the Units subscribed for hereunder form part of a larger offering of Units by the Corporation for aggregate gross proceeds of up to approximately CDN$5 million (the “Offering”). The Units and the Common Shares and Warrants composing the Units as the context requires are also referred to herein as the “Securities”.

4.            Description of the Warrants.

       The exercise price of the Class A Warrants shall be 150% of the Minimum Price, and the Class A Warrants shall expire three years from their Initial Exercise Date, upon which date the Class A Warrants shall be exercisable for cash unless a prospectus covering the Common Shares underlying the Class A Warrants is unavailable, in which case the Class A Warrants may be exercised using cashless exercise provisions.

       The exercise price of the Class B Warrants shall be equal to the Minimum Price. The Class B Warrants shall expire twelve months from their Initial Exercise Date, upon which date the Class A Warrants shall be exercisable for cash unless a prospectus covering the Common Shares underlying the Class B Warrants is unavailable, in which case the Class B Warrants may be exercised using standard cashless exercise provisions.

       The Warrants will be created and issued pursuant to definitive physical warrant certificates. Additional specific attributes of the Warrants shall be set forth in the certificates representing the Warrants, including, among other things, provisions for the appropriate adjustment in number and price of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Units.

       No fractional Warrants will be issued in any circumstance. Any entitlement to a fraction of a Warrant in connection with the purchase of Units shall be rounded down to the nearest whole Warrant.

5.            Registration Rights. The Corporation will file a registration statement with the United States Securities and Exchange Commission (the “SEC”) on Form S-3 or other appropriate form if necessary to comply with General Instruction I.B.6. of Form S-3 and Commission interpretations thereof) within 45 days of the Closing Date to register the Common Shares issuable upon exercise of the Warrants and shall use its best efforts to have the registration statement declared effective within 75 days of the Closing Date, or in the case of review by the SEC, within 105 days of the Closing Date, and to keep such registration statement effective at all times until no Subscriber owns any Warrants or Common Shares issuable upon exercise thereof.

6.            Deliveries by Subscriber. In connection with the purchase of the Securities, the Subscriber agrees to return the following to the Corporation’s legal counsel, Fasken Martineau DuMoulin LLP (“Fasken”), in accordance with the instructions on the cover page to this Agreement:

(a)	this Agreement, completed and signed, including, if the Subscriber is subscribing under the “accredited investor” exemption from the prospectus requirements of applicable securities laws, a completed and signed Accredited Investor Certificate attached as Exhibit 1;

(b)	a wire transfer, bank draft or certified cheque for the aggregate subscription price for the Securities, denominated in Canadian dollars, payable to Fasken Martineau DuMoulin LLP, in trust, with wire transfer being payable as follows:

Currency:
Bank Name:
Bank Address:
Transit Number:
Institution Number:
Swift Code:
Beneficiary:
Beneficiary Address:
Beneficiary Account Number:
Payment Details

(c)	any further documentation required under securities laws or by NASDAQ or other regulatory authority, or otherwise contemplated by this Agreement;

7.            Compliance with Laws. The Subscriber (or the Disclosed Principal) agree to comply with applicable securities laws and the policies of NASDAQ concerning the purchase of, the holding of, and the resale restrictions applicable to, the Securities.

8.            Expenses. All costs incurred by the Subscriber (including any fees and disbursements of any legal counsel or other advisors retained by the Subscriber) relating to the subscription for Units will be borne by the Subscriber.

9.            Conditions of Closing.

The obligation of the Corporation to complete the sale of the Securities is subject to the fulfillment of the following conditions at or before the Closing Time:

(a)	the Subscriber will have delivered the items set out in Section 6;

(b)	the representations and warranties made by the Subscriber in this Agreement will have been true and correct when made and at the Closing Time with the same force and effect as if they had been made as of the Closing Time;

(c)	all covenants contained in this Agreement to be performed by the Subscriber at or before the Closing Time will have been performed in all material respects;

(d)	the Corporation will have received approval of the Offering from NASDAQ;

(e)	all other necessary regulatory approvals will have been obtained; and

(f)	the sale of the Units to the Subscribers will be exempt from prospectus requirements under applicable Canadian provincial and harmonized securities laws.

Closing

10.          Closing. The closing of the sale of the Securities (the “Closing”) will take place at Fasken’s offices in Toronto, Bay Adelaide Centre West, 333 Bay Street, Toronto, Ontario, M5H 2T6 at 10:00 a.m. (Eastern time), or such other time as the Corporation may determine (the “Closing Time”) on November 1, 2022, or such other earlier or later date as the Corporation may determine (the “Closing Date”). If, at the Closing, the terms and conditions contained in this Agreement have been complied with to the satisfaction of the Corporation, the Corporation shall notify Fasken in writing of such and (a) Fasken will deliver to the Corporation (i) all completed subscription agreements, including this Agreement, and (ii) the aggregate subscription price for the Units (net of commissions and expenses) and (b) the Corporation will deliver certificates or other evidence representing the Common Shares and Warrants composing the Units registered in accordance with the Subscriber’s instructions to the Subscriber in accordance with the delivery instructions provided by the Subscriber.

11.          Failure to Close. If the Closing does not occur on or prior to November 30, 2022, Fasken shall promptly return this Agreement and any funds, certified cheques and bank drafts delivered by the Subscriber representing the aggregate consideration for the Securities without interest, to the Subscriber.

12.          Representations, Warranties and Covenants of the Subscriber. The Subscriber (on its own behalf and, if applicable, on behalf of a Disclosed Principal) represents, warrants, acknowledges and covenants to the Corporation and its counsel (and acknowledges that they are relying thereon) both at the date hereof and at the Closing Time (as herein defined) that:

(a)	it recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (i) the Corporation has a limited operating history and requires substantial funds in addition to the proceeds of the Offering; (ii) an investment in the Corporation is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Corporation and the Securities; (iii) the Subscriber may not be able to liquidate his, her or its investment; (iv) there are restrictions on the ability of the Subscriber to sell the Securities; (v) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; and (vi) the Corporation has not paid any dividends since its inception and does not anticipate paying any dividends in the near future;

(b)	it acknowledges and represents that it: (i) has adequate means of providing for its current financial needs and contingencies, (ii) has knowledge and experience in business and financial matters and prior investment experience, including investments in securities without the benefit of a prospectus; (iii) recognizes the speculative nature of an investment in the Securities; (iv) is able to bear the economic risk that it hereby assumes; and (v) could afford a complete loss of such investment in the Securities;

(c)	the Subscriber is aware that there are restrictions on the Subscriber’s ability to resell the Securities and it is the Subscriber’s responsibility to consult the Subscriber’s own advisors to find out what those restrictions are and to comply with them before selling the Securities, and confirms that no representation has been made to it by or on behalf of the Corporation with respect thereto; acknowledges that it is aware of the characteristics of the Securities, the risks relating to an investment therein and of the fact that it may not be able to resell the Securities, except in accordance with limited exemptions under applicable securities legislation until expiry of the applicable restricted period and compliance with the other requirements of applicable law;

(d)	the Subscriber is aware that any certificates representing the Securities will bear legends (or an ownership statement issued under a book-entry system will bear legend restriction notations) in substantially the following forms:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE THAT IS 4 MONTHS AND ONE DAY AFTER THE CLOSING DATE WILL BE INSERTED.]”

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

(e)	it hereby represents that it has been furnished by the Corporation during the course of the Offering with all information regarding the Corporation, the terms and conditions of the Offering and any additional information that it has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Corporation concerning the Corporation and the terms and conditions of the Offering;

(f)	it has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, any prospectus, sales or advertising literature, or any other document describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, a prospective purchaser in order to assist it in making an investment decision in respect of the Securities and the Subscriber’s decision to subscribe for the Securities was not based upon, and the Subscriber has not relied upon, any oral or written representations as to facts made by or on behalf of the Corporation, except as set forth herein and in the Corporation’s current public disclosure record available on the system for electronic document analysis and retrieval at www.sedar.com. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Subscription Agreement and the purchase of the Securities hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of the Subscriber’s consideration of an investment in the Securities and the results of Subscriber’s own independent investigation;

(g)	it has not become aware of any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television or other means of telecommunications or other form of advertisement (including electronic display such as the Internet) with respect to the distribution of the Securities;

(h)	the Subscriber has no knowledge of a “material fact” or “material change” with respect to the Corporation (as those terms are defined in applicable securities laws, and which generally includes a fact or change which would reasonably be expected to have a significant effect on the market price of the Common Shares) that has not been generally disclosed to the public;

(i)	unless disclosed to the Corporation, the Subscriber is not a “control person” of the Corporation (within the meaning of applicable securities laws, and which generally includes a person holding or controlling (alone or in concert with other persons) more than 20% of the Common Shares), and unless disclosed to the Corporation, the purchase of securities under the Offering will not result in the Subscriber becoming a “control person” (and, if the Subscriber is purchasing on behalf of a Disclosed Principal, the purchase of securities under the Offering will not result in the Disclosed Principal becoming a “control person”);

(j)	it is purchasing the Securities as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Securities, it is resident in the jurisdiction set out as the “Subscriber’s Address” on the face page hereof and that address is not being used solely for the purpose of acquiring the Securities, and if the Subscriber is acting for a Disclosed Principal, such Disclosed Principal is purchasing as principal for its own account, not for the benefit of any other person, for investment only and not with a view to resale or distribution, and is resident in the jurisdiction set forth in the Subscription Agreement as the “Disclosed Principal’s Address” of the Disclosed Principal and that address is not being used solely for the purpose of acquiring the Securities, and either:

(i)	the Subscriber is an Accredited Investor and has concurrently executed and delivered a Certificate in the form attached as Exhibit 1 to this Subscription Agreement and has completed the appropriate Appendices; or

(ii)	the Subscriber (or any Disclosed Principal) is purchasing pursuant to an exemption from prospectus and registration requirements (particulars of which have been enclosed herewith by the Subscriber) available to the Subscriber under applicable securities legislation of the jurisdiction of the Subscriber’s residence and shall deliver to the Corporation such further particulars of the exemption(s) and the Subscriber’s qualifications thereunder as the Corporation or its counsel may request;

(k)	the Subscriber is aware that the Corporation is relying on exemptions from the requirements under Canadian securities laws to provide the Subscriber with a prospectus, and no prospectus has been filed by the Corporation with any stock exchange or regulatory authority in Canada in connection with the issuance of the Securities, and as a consequence:

(i)	the Subscriber is restricted from using some of the civil remedies otherwise available under Canadian securities laws and certain protections, rights and remedies provided by securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber; and

(ii)	the Subscriber may not receive information that would otherwise be required to be provided to the Subscriber under Canadian securities laws;

(l)	if the Subscriber is resident in or otherwise subject to applicable securities laws of a jurisdiction other than Canada, the Subscriber confirms, represents and warrants that:

(i)	the Subscriber is knowledgeable with respect to, or has been independently advised as to, the applicable securities laws of the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) and which would apply to the acquisition of the Securities;

(ii)	the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or registration requirements or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the International Jurisdiction without the need to rely on any exemptions;

(iii)	the applicable securities laws of the International Jurisdiction do not require the Corporation to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities;

(iv)	the purchase of the Securities by the Subscriber does not trigger:

(A)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(B)	any continuous disclosure reporting obligation of the Corporation in the International Jurisdiction; and

(v)	the Subscriber will, if requested by the Corporation, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subsections (ii), (iii) and (iv) above to the satisfaction of the Corporation acting reasonably;

(m)	it acknowledges that:

(i)	no stock exchange, securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii)	there is no government or other insurance covering the Securities; and

(iii)	there are risks associated with the purchase of the Securities;

(n)	the Subscriber is not a “U.S. person” (as defined in Regulation S under the United States Securities Act of 1933 (the “U.S. Securities Act”) and which includes an individual resident in the United States, an estate or trust of which any executor, administrator or trustee is a U.S. person, and any corporation or partnership incorporated or organized under the laws of the United States) (a “U.S. Person”) and the Securities were not offered to the Subscriber in the United States. At the time the buy order for the Securities originated, the Subscriber was outside the United States, and this Agreement was executed and delivered by (or on behalf of) the Subscriber outside the United States;

(o)	the Subscriber understands that the Securities are “restricted securities” in the United States and have not been registered under the U.S. Securities Act or any applicable state securities law and is acquiring such Securities as principal for his, her or its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the U.S. Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the U.S. Securities Act or any applicable state securities law (this representation and warranty not limiting such Subscriber’s right to sell any Securities registered pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws);

(p)	it understands that the Warrants will not be registered under the securities laws of the United States, and unless a registration statement is filed with the SEC registering the Class A Warrant Shares and Class B Warrant Shares and such registration statement is made effective, the Class A Warrant Shares and Class B Warrant Shares may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states or available exemptions therefrom;

(q)	it undertakes and agrees that it will not offer or sell Securities in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Securities, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules, and the Subscriber is solely responsible for compliance with such legislation, rules, and regulations;

(r)	if the Subscriber is a corporation, partnership, unincorporated association or other entity, it has the legal capacity and competence to enter into and be bound by this Subscription Agreement and to perform all of its obligations hereunder, and if it is a body corporate, it is duly incorporated or created and validly subsisting under the laws of the jurisdiction of its incorporation, and further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained;

(s)	the performance and compliance with the terms hereof, the subscription for the Units and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with, or constitute a material default under, or create a state of facts that, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber (if the Subscriber is not an individual), applicable securities laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber;

(t)	if the Subscriber is an individual, it is of the full age of majority and is legally competent to execute this Subscription Agreement and take all action pursuant hereto;

(u)	this Subscription Agreement and any other documents contemplated hereby, have been duly and validly authorized, executed and delivered by and constitute a legal, valid, binding and enforceable obligation of the Subscriber in accordance with its terms;

(v)	in the case of a subscription by it for Securities acting as agent for a Disclosed Principal, it is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of such Disclosed Principal and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid and binding agreement of, such Disclosed Principal and the Subscriber acknowledges that the Corporation is required by law to disclose to certain principal regulatory authorities the identity of the Disclosed Principal for whom the Subscriber may be acting;

(w)	the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Securities as may be required by any securities commission, stock exchange or other regulatory authority;

(x)	the entering into of this Subscription Agreement and the transactions contemplated hereby, will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or if the Subscriber is not a natural person, any of the Subscriber’s constating documents, or any agreement to which the Subscriber is a party or by which it is bound;

(y)	none of the funds the Subscriber is using to purchase the Securities represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) or the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “Patriot Act”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s (and if applicable, the Disclosed Principal’s) name and other information relating to this Subscription Agreement and the Subscriber’s (and if applicable, the Disclosed Principal’s) subscription hereunder, on a confidential basis, pursuant to the PCMLTFA or the Patriot Act. To the best of its knowledge: (a) none of the subscription funds to be provided by the Subscriber: (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States or any other jurisdiction; or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith;

(z)	the Subscriber acknowledges that the Corporation’s counsel is acting as counsel to the Corporation and not as counsel to the Subscriber, and acknowledges that it is solely responsible for and has been encouraged to and should obtain independent legal, income tax and investment advice with respect to its subscription for Securities and accordingly, has been independently advised as to the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Subscription Agreement;

(aa)	no person (including the Corporation) has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase price for the Securities; or

(iii)	as to the future price or value of any of the Securities;

(bb)	in making its decision to enter into this Agreement for the purchase of the Securities, the Subscriber has relied solely on the Corporation’s current public disclosure record available on the system for electronic document analysis and retrieval at www.sedar.com;

(cc)	the Subscriber’s offer to subscribe for Securities has not been induced by any representations with regard to the present or future value of the Securities;

(dd)	the Subscriber is aware that: the Corporation may complete additional financings in the future to develop the proposed business of the Corporation and to fund its ongoing development; that there is no assurance that any financings will be available or, if available, that the financings will be available on reasonable terms; any future financings may have a dilutive effect on current securityholders, including the Subscriber (or a Disclosed Principal); and, if future financings are not available, the Corporation may be unable to fund its ongoing development and the lack of capital resources may result in the failure of its business venture;

(ee)	there is no person acting or purporting to act in connection with the Offering who is entitled to any brokerage or finder’s fee and if any person establishes a claim that any fee or other compensation is payable in connection with this subscription for Units, the Subscriber covenants to indemnify and hold harmless the Corporation with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

(ff)	the Subscriber is not purchasing Units with knowledge of material information concerning the Corporation that has not been generally disclosed;

(gg)	the Subscriber does not act jointly or in concert with any other person for the purposes of the acquisition of the Securities; and

(hh)	if the Subscriber, or any person for whom it is contracting hereunder, is a corporation or a partnership, syndicate, trust, association, or any other form of unincorporated organization or organized group of persons, the Subscriber or such person was not created and is not being used solely to permit purchases of or to hold securities without a prospectus in reliance on a prospectus and registration exemption (including but not limited to the “Minimum Investment Amount” exemption provided under section 2.10 of NI 45-106 or as an accredited investor as described in paragraph (m) of the definition of “accredited investor” in section 1.1 of NI 45-106) and it pre-existed the Offering and has a bona fide purpose other than investment in the Securities.

General

13.          Accuracy of Representations and Warranties. The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time and will survive the completion of the issuance of the Securities. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation in determining the eligibility of a purchaser of Securities and the Subscriber agrees to indemnify the Corporation and its directors, officers, partners, employees and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. The Subscriber undertakes to immediately notify the Corporation at its head office, to the attention of the Chief Financial Officer, of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

14.          Responsibility for Costs. The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Securities to the Subscriber shall be borne by the Subscriber.

15.          Collection of Personal Information. This Subscription Agreement requires the Subscriber to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Securities under applicable securities legislation, preparing and registering certificates (or other evidence of subscription) representing the Common Shares and Warrants to be issued to the Subscriber and completing filings required by taxation authorities and any stock exchange or securities regulatory authority. Securities regulatory authorities in each of the provinces of Canada have been granted the authority to indirectly collect this personal information pursuant to securities legislation and this personal information is also being collected for the purpose of administration and enforcement of securities legislation. The Subscriber hereby acknowledges and consents to the collection, use, and disclosure of certain personal information by securities regulatory authorities in Canada. If the Subscriber is resident in or otherwise subject to the securities laws applicable in another province of Canada, the information provided by the Subscriber on the first page of this Subscription Agreement identifying the name, address and telephone number of the Subscriber, the Securities being purchased hereunder and the subscription price, as well as the Closing Date and the exemption that the Subscriber is relying on in purchasing the Securities will be disclosed to the applicable securities regulatory authority, and such information is being indirectly collected by such securities regulatory authority under the authority granted to it under securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of the applicable province. Each Subscriber (and for certainty, including each Disclosed Principal) hereby authorizes the indirect collection of such information by the applicable securities regulatory authority. In the event the Subscriber has any questions with respect to the indirect collection of such information by securities regulatory authorities, the Subscriber should contact the applicable securities regulatory authority at the addresses set out at Schedule "C" hereto. The Subscriber’s (and if applicable, each Disclosed Principal’s) personal information may be disclosed by the Corporation to: (a) regulatory authorities (including stock exchanges, if applicable); (b) the Corporation’s registrar and transfer agent; (c) taxation authorities; and (d) any of the other parties involved in the Offering, including legal counsel. By executing this Agreement, the Subscriber (and if applicable, any other Disclosed Principal) is deemed to be consenting to the foregoing collection (including the indirect collection of personal information), use and disclosure of the Subscriber’s personal information. The Subscriber (and if applicable, the Disclosed Principal) also consents to the filing of copies or originals of any of the Subscriber’s documents described in this Subscription Agreement as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.

16.          Governing Law. The contract arising out of this Subscription Agreement and all documents relating thereto shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The parties irrevocably attorn to the exclusive jurisdiction of the courts of the Province of Ontario.

17.          Time of the Essence. Time shall be of the essence hereof.

18.          Entire Agreement. This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

19.          Assignment. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent for the beneficial owner and as otherwise herein provided, this Subscription Agreement shall not be assignable by the Subscriber without prior written consent of the other parties.

20.          Modification. Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

21.          Severability. The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

22.          Agreement For Consideration. The Subscriber, on its own behalf and, if applicable, on behalf of the Disclosed Principal, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on its own behalf and, if applicable, on behalf of the Disclosed Principal.

23.          Currency. In this Subscription Agreement, references to “$” or “CDN$” are to Canadian dollars.

*****

Schedule "A"

EXHIBIT 1

CERTIFICATE OF “ACCREDITED INVESTOR”

TO:      Edesa Biotech, Inc. (the “Corporation”)

In connection with the proposed purchase of Units of the Corporation (the “Securities”) by the subscriber or if applicable, the Disclosed Principal on whose behalf the subscriber is purchasing as agent (the “Subscriber”), the Subscriber represents, warrants, covenants and certifies that:

1.	the Subscriber is purchasing the Securities as principal for its own account and not for the benefit of another, or is deemed to be purchasing the Securities as principal pursuant to applicable securities laws, and is:

(a)	_________ an “accredited investor” within the meaning of National Instrument 45-106 - Prospectus Exemptions (“NI 45-106”) by virtue of satisfying the indicated criterion as set out in Appendix “A” to this Certificate (YOU MUST ALSO INITIAL BESIDE THE APPLICABLE CATEGORY ON Appendix “A” TO THIS CERTIFICATE); or

(b)	_________ purchasing the Securities as agent or trustee for a beneficial purchaser, and each such beneficial purchaser is purchasing as principal for its own account and not for the benefit of another, and each such beneficial purchaser is an “accredited investor” within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in Appendix “A” to this certificate (YOU MUST ALSO INITIAL BESIDE THE APPLICABLE CATEGORY ON Appendix “A” TO THIS CERTIFICATE).

2.	if the Subscriber (or beneficial purchaser) is not an individual, the person was not created or used solely to purchase or hold securities as an accredited investor;

3.	these representations, warranties, covenants and certifications will be true and correct both as of the execution of this certificate and as of the Closing Time of the purchase and sale of the Securities purchased by the Subscriber and will survive the completion of the issue of the Subscriber’s Securities; and

4.	these representations, warranties, covenants and certifications are made by the Subscriber with the intent that they be relied upon in determining the suitability of the beneficial purchaser as a purchaser of the Securities, and the Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber (and the beneficial purchaser) set forth herein which takes place prior to the Closing Time of the purchase and sale of the Subscriber’s Securities.

Dated: ________________________, 2022.

Print name of Subscriber
By:
Signature

Print name of signatory (if different from Subscriber)

Title

IMPORTANT:

(A)	PLEASE INITIAL BESIDE THE APPLICABLE CATEGORY ON Appendix “A” TO THIS CERTIFICATE.

(B)	INDIVIDUAL ACCREDITED INVESTORS IN THE CATEGORIES DESCRIBED IN (J), (K) OR (L) OF Appendix “A” TO THIS CERTIFICATE MUST ALSO COMPLETE AND SIGN Appendix “B” TO THIS CERTIFICATE.

(C)	FOR A DEFINITION OF CERTAIN TERMS USED IN THIS EXHIBIT AND ITS APPENDICES, PLEASE REFER TO SCHEDULE "B" OF THIS SUBSCRIPTION AGREEMENT.

Appendix “A”

TO EXHIBIT 1

DEFINITION OF “ACCREDITED INVESTOR”

INSTRUCTIONS:

(1)	Prior to completing this Appendix “A”, please carefully review the definitions set forth in Schedule "B" of the Subscription Agreement, particularly the definitions of “financial assets” as distinguished from “net assets”, as well as “related liabilities”.

(2)	The Subscriber must initial beside the applicable category of “accredited investor” the Subscriber qualifies under below.

“accredited investor”, as used in this Schedule, means:

Initials

_______	(a)	a Canadian financial institution, or a Schedule III bank; or
_______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada); or
_______	(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary; or
_______	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer; or
_______	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d); or
_______	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador); or
_______	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada; or
_______	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec; or
_______	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government; or
_______	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada; or
_______	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets (which term excludes real estate) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000; or
[AN INDIVIDUAL QUalifying IN THIS CATEGORY MUST FULLY COMPLETE AND EXECUTE FORM 45-106F9 ATTACHED HERETO AS Appendix “B” TO THIS EXHIBIT 1.]
_______	(j.1)	an individual who beneficially owns financial assets (which term excludes real estate) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000; or
_______	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; or
[AN INDIVIDUAL QUalifying IN THIS CATEGORY MUST FULLY COMPLETE AND EXECUTE FORM 45-106F9 ATTACHED HERETO AS APPENDIX “B” TO THIS EXHIBIT 1]

_______	(l)	an individual who, either alone or with a spouse, has net assets that exceed $5,000,000; or [AN INDIVIDUAL QUalifying IN THIS CATEGORY MUST FULLY COMPLETE AND EXECUTE FORM 45-106F9 ATTACHED HERETO AS Appendix “B” TO THIS EXHIBIT 1.]
_______	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements; or
_______	(n)	an investment fund that distributes or has distributed its securities only to
(a) a person that is or was an accredited investor at the time of the distribution;
(b) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [“Minimum Amount Investment exemption”] or 2.19 [“Additional Investment in Investment Funds exemption”] of NI 45-106; or
(c) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [“Investment Fund Reinvestment exemption”] of NI 45-106; or
_______	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt; or
_______	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be; or
_______	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; or
_______	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded; or
_______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function; or
_______	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors (as defined in this Schedule); or
_______	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or
_______	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or
_______	(w)	a trust established by an accredited investor (as defined in this Appendix) for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors (as defined in this Appendix) and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

All dollar amounts referred to in this Schedule are expressed in Canadian dollars.

For the purposes of this Appendix “A”:

(a)	a trust company or trust corporation described in paragraph (p) above, other than a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, is deemed to be purchasing as principal; and

(b)	a person described in paragraph (q) above is deemed to be purchasing as principal.

Appendix “B”

TO EXHIBIT 1

Form 45-106F9
Form for Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units	Issuer: Edesa Biotech, Inc.

Purchased from: Edesa Biotech, Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $__________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
• Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
• Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:		Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):	Par Nijhawan
Telephone:	Email:
Name of firm (if registered): N/A
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment contact:

Edesa Biotech, Inc.

100 Spy Court

Markham, Ontario, L3R 5H6

Attention: Par Nijhawan

Phone:

Email:

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

2.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

Schedule "B"

DEFINITIONS

“affiliate” – an issuer is an affiliate of another issuer if:

(a)	one of them is the subsidiary of the other;

(b)	each of them is controlled by the same person.

For the purposes hereof, a person (first person) is considered to control another person (second person) if

(a)	the first person beneficially owns directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

“Canadian financial institution” means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central credit cooperative society for which an order has been made under section 473(1) of that Act, or

(b)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“control person” has the meaning ascribed thereto in applicable securities legislation;

“director” means

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(b)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

“eligibility adviser” means

(a)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(b)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(i)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and

(ii)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

“executive officer” means, for an issuer, an individual who is

(a)	a chair, vice-chair or president,

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(c)	performing a policy-making function in respect of the issuer;

“financial assets” means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation; and specifically excludes real estate. For the purposes of paragraphs (j) and (j.1) of Exhibit 1, financial assets are those financial assets which are beneficially owned. The following factors are indicative of beneficial ownership of financial assets:

(a)	physical or constructive possession of evidence of ownership of the financial asset;

(b)	entitlement to receipt of any income generate d by the financial asset;

(c)	risk of loss of the value of the financial asset; and

(d)	the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

Financial assets are generally liquid or relatively easy to liquidate. Realizable value of financial assets generally means the fair market value of the assets that may reasonably be obtained in an orderly liquidation. To satisfy the thresholds in paragraphs (j) and (j.1) above, the value must be net of related liabilities.

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“founder” means, in respect of an issuer, a person who,

(a)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(b)	at the time of the distribution or trade is actively involved in the business of the issuer;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“jurisdiction” or “jurisdiction of Canada” means a province or territory of Canada except when used in the term foreign jurisdiction;

“local jurisdiction” means, in a national instrument or multilateral instrument adopted or made by a Canadian securities regulatory authority, the jurisdiction in which the Canadian securities regulatory authority is situate;

“net assets” means total assets (including real estate) less total liabilities (including mortgages). For the purposes of paragraph 1 of Exhibit 1, the value attributed to assets should reasonably reflect their estimated fair value and tax is considered a liability to be deducted if the obligation to pay the tax is outstanding at the date of closing of the purchase of the Securities.

“person” includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

“regulator” means, for the local jurisdiction, the person referred to in Appendix D of National Instrument 14-101, opposite the name of the local jurisdiction;

“related entity” means, for an issuer, a person that controls or is controlled by the issuer or that is controlled by the same person that controls the issuer;

“related liabilities” means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“securities legislation” means the applicable securities legislation of a jurisdiction of Canada;

“spouse” means, an individual who

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b) above, or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary; and

For the purpose of this Subscription Agreement, for residents of Manitoba, “distribution” means a primary distribution to the public.

For the purpose of this Subscription Agreement, for residents of Québec, “trade” refers to any of the following activities:

(a)	the activities described in the definition of “dealer” in section 5 of the Securities Act (Québec), including the following activities;

(i)	the sale or disposition of a security by onerous title, whether the terms of payment be on margin, instalment or otherwise, but does not include, a transfer or the giving in guarantee of securities in connection with a debt or the purchase of a security, except as provided in paragraph (b);

(ii)	participation as a trader in any transaction in a security through the facilities of an exchange or a quotation and trade reporting system;

(iii)	the receipt by a registrant of an order to buy or sell a security;

(b)	a transfer or the giving in guarantee of securities of an issuer from the holdings of a control person in connection with a debt.

*****

Schedule "C"

CONTACT INFORMATION WITH RESPECT TO THE COLLECTION OF PERSONAL INFORMATION

Alberta Securities Commission Suite 600, 250 - 5th Street SW Calgary, Alberta T2P 0R4 Telephone: (403) 297-6454 Toll free in Canada: 1-877-355-0585 Facsimile: (403) 297-2082	Government of Nunavut Department of Justice Legal Registries Division P.O. Box 1000, Station 570 1st Floor, Brown Building Iqaluit, Nunavut X0A 0H0 Telephone: (867) 975-6590 Facsimile: (867) 975-6594

British Columbia Securities Commission

P.O. Box 10142,

Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593-8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

The Manitoba Securities Commission 500 - 400 St. Mary Avenue Winnipeg, Manitoba R3C 4K5 Telephone: (204) 945-2548 Toll free in Manitoba: 1-800-655-5244 Facsimile: (204) 945- 0330	Prince Edward Island Securities Office 95 Rochford Street, 4th Floor Shaw Building P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8 Telephone: (902) 368-4569 Facsimile: (902) 368-5283

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) -658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 864-6381

(For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers)

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Financial and Consumer Affairs Authority of Saskatchewan Suite 601 - 1919 Saskatchewan Drive Regina, Saskatchewan S4P 4H2 Telephone: (306) 787-5879 Facsimile: (306) 787-5899

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories

X1A 2L9

Attention: Deputy Superintendent,

Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Government of Yukon Department of Community Services Law Centre, 3rd Floor 2130 Second Avenue Whitehorse, Yukon Y1A 5H6 Telephone: (867) 667-5314 Facsimile: (867) 393-6251
Nova Scotia Securities Commission Suite 400, 5251 Duke Street Duke Tower, P.O. Box 458 Halifax, Nova Scotia B3J 2P8 Telephone: (902) 424-7768 Facsimile: (902) 424-4625